Corporate Presentation may 2021 Exhibit 99.2

Disclaimer The following presentation, including any printed or electronic copy of these slides, the talks given by the presenters, the information communicated during any delivery of the presentation and any question and answer session and any document or material distributed at or in connection with the presentation (collectively, the “Presentation”) has been prepared by Cabaletta Bio, Inc. (“we,” “us,” “our,” “Cabaletta” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This Presentation does not purport to be a prospectus, to be complete or to contain all of the information you may desire. 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Various risks, uncertainties and assumptions could cause actual results to differ materially from those anticipated or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, uncertainties caused by adverse economic conditions, including, without limitation, as a result of extraordinary events or circumstances such as the COVID-19 pandemic, and any business interruptions to our operations or to those of our clinical sites, manufacturers, suppliers, or other vendors resulting from the COVID-19 pandemic or similar public health crisis. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 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Develop and launch the first curative targeted cellular therapies for patients with autoimmune diseases

Cabaletta overview

Developing highly specific CAAR T products to treat B cell-mediated autoimmune diseases

- Where there is a biologic opportunity for deep and durable, perhaps curative, responses
- Leveraging a clinically validated CAR T product design and manufacturing process through Penn alliance

Phase 1 DesCAARTes™ trial ongoing for patients with mucosal pemphigus vulgaris (mPV)

- No DLTs or any clinically relevant toxicities observed in the 1st 8 days following infusion for all 3 patients in the 1st cohort
  - DSG3-CAART cells were detected at low levels via qPCR in both patients evaluated to date
  - 20M cell dose without lymphodepletion and in the presence of circulating anti-DSG3 antibodies within patients
- Target engagement data from cohort 1, and acute safety data from the 1st 3 cohorts anticipated this year[1]

Preclinical pipeline led by MuSK-CAART for myasthenia gravis - IND filing planned in 2H21

- PLA2R-CAART pre-IND meeting with FDA anticipated in 2H21 – ~75% of 1⁰ membranous nephropathy patients have PLA2R antibodies
- Product portfolio[2] currently targeting diseases that affect over 80,000 patients in the US

Issued U.S. patent on lead clinical program with emerging differentiated IP portfolio

- First issued CAAR T product patent covers all or any part of the relevant human antigens (DSG3 and DSG1)

Cash runway through at least 4Q22 with $102M in cash and investments as of March 31, 2021

1. Assumes no dose-limiting toxicities are observed during cohort and uninterrupted enrollment occurs in the trial.
2. Includes five disclosed product candidates and two undisclosed pipeline disease targets in our pipeline through expansion of our Sponsored Research Agreement with the University of Pennsylvania.

Cabaletta Bio® 4

Our scientific platform leverages clinically validated CAR T technology

CAAR T product candidates are designed for selective and specific elimination of the pathogenic B cells



CAR T Therapy
CAAR T Therapy
No Antibody-Mediated Immunity
Normal Immune System
CANCER CELL
HEALTHY B CELL
CD19
PATHOGENIC AUTOREACTIVE B CELL
Autoantibody
HEALTHY B CELL
ANTI-CD19 ANTIBODY FRAGMENTS
Targeting Domain
AUTOANTIGEN
(e.g. DSG3, MuSK...)
CD137 (4-1BB) Costimulatory Domain
CD3-Zeta Signaling Domain
CAR T CELL
CAAR T CELL

Chimeric Antigen Receptor T cell

Kymriah

Chimeric AutoAntibody Receptor T cell

CABA CAAR T

Cabaletta Bio® 5

Foundational CAR T technology clinically validated in treating B cell-mediated cancers Cabaletta: Advancing targeted cell therapy to autoimmunity Marketed Pivotal Clinical Preclinical / Discovery DSG3-CAART (mPV) MuSK-CAART (MG) FVIII-CAART (Hem A w/ Inhibitor) DSG3/1-CAART (mcPV) Oncology B Cell-Mediated Allo/Autoimmune Diseases CAR-T / CAAR-T T-reg, NK, TCR, RBC, macrophage, TIL  PLA2R-CAART (MN)

CABA platform may apply across a range of autoimmune diseases

Biologic opportunity for cure or treatment may be possible in dozens of B-cell mediated autoimmune diseases*



Neurology

- Myasthenia Gravis[1,2,3,5]
- Neuromyelitis Optica[3]
- Chronic Inflammatory Demyelinating Polyneuropathy[1,2]
- Anti-NMDAR Encephalitis[3]
- Lambert-Eaton Syndrome[5]

Hematology

- Immune Thrombocytopenic Purpura[3]
- Thrombotic Thrombocytopenic Purpura[1,2,3]
- Antiphospholipid Syndrome[4,5]
- Autoimmune Hemolytic Anemia[3]

Dermatology

- Pemphigus Vulgaris[1,2,3]
- Pemphigus Foliaceus[1,2,3]
- Epidermolysis Bullosa Acquisita[3]
- Bullous Pemphigoid[1,2,3]

Rheumatology

- Rheumatoid Arthritis[2,3,4]
- Systemic lupus erythematosus[3,4,5]
- ANCA-Associated Vasculitis[3,4,5]
- Myositis[5]

Nephrology

- Lupus Nephritis[3,4]
- Membranous Nephropathy[1,2,3]
- Goodpasture's Syndrome[1,2,3,4]

Endocrinology

- Type 1 Diabetes[3]
- Graves' Disease[3,5]
- Hashimoto's Disease[5]

** Illustrative list of diseases where biologic opportunity for cure or treatment may be possible.*

1. Koneczny, Inga. "Update on IgG4-mediated autoimmune diseases: new insights and new family members." Autoimmunity Reviews (2020): 102646.
2. Huijbers, Maartje G., et al. "IgG4-mediated autoimmune diseases: a niche of antibody-mediated disorders." Annals of the New York Academy of Sciences 1413.1 (2018): 92.
3. Ludwig, Ralf J., et al. "Mechanisms of autoantibody-induced pathology." Frontiers in immunology 8 (2017): 603.
4. Suurmond, Jolien, and Betty Diamond. "Autoantibodies in systemic autoimmune diseases: specificity and pathogenicity." The Journal of clinical investigation 125.6 (2015): 2194-2202.
5. Xiao, Ze Xiu, Joseph S. Miller, and Song Guo Zheng. "An updated advance of autoantibodies in autoimmune diseases." Autoimmunity Reviews (2020): 102743.

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7

Technology foundation designed to enable a portfolio of programs targeting B cell-mediated diseases Modular platform with “plug-and-play” architecture Clinically validated engineered T cell platform is the foundational technology PLA2R-CAART PLA2R+ membranous nephropathy DSG3-CAART Mucosal pemphigus vulgaris MuSK-CAART MuSK+ myasthenia gravis DSG3/1-CAART Mucocutaneous pemphigus vulgaris Swapping the extracellular domain, or autoantigen, creates new product candidates FVIII-CAART Hemophilia A with FVIII inhibitors

Epitope mapping to determine regions targeted by autoantibodies Optimize CAAR construct / design with the goal of selectively ablating reactive B cells Preclinical in vitro and in vivo testing to evaluate efficacy and safety Scientific, clinical and commercial assessment to inform product candidate development Vector & Clinical Cell manufacturing Clinical trials CABA (Cabaletta Approach for Selective B cell Ablation) platform DSG3 CAART MuSK CAART PLA2R CAART FVIII CAART DSG3/1 CAART Current stage of pipeline programs

We believe the initial DesCAARTes™ data begins to de-risk the platform Data from the DesCAARTes™ trial provides read-through to pipeline Acute safety in patients with mPV Future Data: Target engagement Manufacturing success in clinical trial Strong relationship with Penn CVPF manufacturing organization Use of validated process from CAR T experience at Penn helps mitigate risk 100% success rate for DesCAARTes™ trial manufacturing to date in the first cohort No DLTs or any clinically relevant toxicities observed in initial cohort through 8 days DSG3-CAART was detected at low levels via qPCR in both patients evaluated to date 20M DSG3-CAART cell dose administered without lymphodepletion In patients with soluble circulating anti-DSG3 antibodies Next dosing cohort is at 100M DSG3-CAART cells Plan to initiate next cohort once patient 3 completes 28 day follow up absent DLTs Two cohorts higher than 100M cells are currently planned as well, if necessary We believe biologic activity is present if DSG3 Ab titers consistently reduced by >20% More robust anti-DSG3 titer decline expected with greater target engagement Many variables to modify and strategies to maximize target engagement

Pipeline[1] includes multiple disease targets where cure is possible

Therapeutic Area	Indication	Program	Discovery[2]	Preclinical	Phase 1	Phase 2/3
Dermatology	Mucosal Pemphigus Vulgaris	DSG3-CAART				
	Mucocutaneous Pemphigus Vulgaris	DSG3/1-CAART				
Neurology	MuSK Myasthenia Gravis	MuSK-CAART				
Nephrology	PLA2R Membranous Nephropathy	PLA2R-CAART				
Hematology	Hemophilia A w/ FVIII Alloantibodies	FVIII-CAART				

Current pipeline includes 7 programs targeting diseases affecting >80,000 patients in the US

1. Two additional undisclosed disease targets added to our pipeline portfolio through expansion of our Sponsored Research Agreement with the University of Pennsylvania are not shown.
2. In our discovery stage, we perform epitope mapping and optimize CAAR construct and design.

Cabaletta Bio® 11

DSG3-CAART for patients with mucosal pemphigus vulgaris

PV is an optimal lead indication for CAAR T therapy

DSG3 antibodies are widely considered to be necessary and sufficient to cause PV[1]

1



Serum anti-DSG3 **antibodies are 98 - 100% sensitive *and* specific**[2]

2



Depletion of B cells by rituximab[3] or antibody by plasmapheresis **transiently improves clinical disease**

3


anti-
dsg

Incomplete B cell depletion by rituximab leads to PV recurrences, with **identical disease-causing B cell clones**[4,5]

4


anti-
dsg

The B cell repertoire and **antigenic epitopes** on DSG1/3 **are well understood**[6], and formed the basis for DSG3 and DSG1 CAAR designs

5



The DSG3 CAAR has **published animal model** proof-of-concept validation[7]

1. Spindler, Volker, et al. "Mechanisms causing loss of keratinocyte cohesion in pemphigus." Journal of Investigative Dermatology 138.1 (2018): 32-37.
2. Schmidt, Enno, et al. "Novel ELISA systems for antibodies to desmoglein 1 and 3." Experimental dermatology 19.5 (2010): 458-463.
3. Joly, Pascal, et al. "First-line rituximab combined with short-term prednisone versus prednisone alone for the treatment of pemphigus (Ritux 3): a prospective, multicentre, parallel-group, open-label randomised trial." The Lancet 389.10083 (2017): 2031-2040.
4. Mouquet, Hugo, et al. "B-cell depletion immunotherapy in pemphigus: effects on cellular and humoral immune responses." Journal of Investigative Dermatology 128.12 (2008): 2859-2869.
5. Hammers, Christoph M., et al. "Persistence of anti-desmoglein 3 IgG+ B-cell clones in pemphigus patients over years." Journal of Investigative Dermatology 135.3 (2015): 742-749.
6. Ohyama, Bungo, et al. "Epitope spreading is rarely found in pemphigus vulgaris by large-scale longitudinal study using desmoglein 2–based swapped molecules." Journal of investigative dermatology 132.4 (2012): 1158-1168.
7. Ellebrecht, Christoph T., et al. "Reengineering chimeric antigen receptor T cells for targeted therapy of autoimmune disease." Science 353.6295 (2016): 179-184.

Cabaletta Bio 13

Current treatments require broad immunosuppression associated with safety risks and transient efficacy Overview of Pemphigus Vulgaris Image credit: D@nderm. Rituximab label, 08/2020 revision. Joly, Pascal, et al. "First-line rituximab combined with short-term prednisone versus prednisone alone for the treatment of pemphigus (Ritux 3): a prospective, multicentre, parallel-group, open-label randomised trial." The Lancet 389.10083 (2017): 2031-2040. Kushner, Carolyn J., et al. "Factors Associated With Complete Remission After Rituximab Therapy for Pemphigus." JAMA dermatology (2019). Tony, Hans-Peter, et al. "Safety and clinical outcomes of rituximab therapy in patients with different autoimmune diseases: experience from a national registry (GRAID)." Arthritis research & therapy 13.3 (2011): 1-14. Current Treatment Landscape Broad immunosuppression3,4 Modestly effective Poorly tolerated Rituximab plus steroids (~2,800mg/yr)2 Response: ~40% of patients achieved a 16-week period with no lesions or medicines during 1 yr2 5-9%2,3 annual risk of severe infection in PV Real world data indicate: Transient remission ~ 70% CROT4: ~30% relapse in 1 year4 >50% relapse within 2 years4 ~30% never achieve CROT4 ~1.9% lifetime risk of fatal infection5 CROT = 8+ weeks without lesions while off systemic therapy http://www.danderm-pdv.is.kkh.dk/atlas/3-157.html http://www.dermis.net/bilder/CD008/550px/img0042.jpg Mucosal PV1 25% of U.S. pemphigus vulgaris Mucocutaneous PV1 75% of U.S. pemphigus vulgaris Associated Antibody Anti-DSG3 Anti-DSG3 + Anti-DSG1 Clinical Signs Painful blisters of the mucous membranes (mouth, nose, larynx, esophagus, eyes, genitalia, rectum) Blisters on orifices and skin US Disease Prevalence 3,250 to 4,750 9,750 to 14,250

DSG3-CAART is designed to bind all known pathogenic autoantibodies

Inclusion of all disease-relevant epitopes enables a 'one-size-fits-all' approach for patients with mPV


% of PV sera
targeting each domain[1]
91%
71%
51%
19%
12%
EC1
EC2
EC3
EC4
EC5
Cytoplasmic tail
Transmembrane
Domain
DSG3 Protein
EC1
EC2
EC3
EC4
CD137
CD3ζ
EC5 directed antibodies are not known to
be pathogenic


anti-EC1 [2]
AK23, Px43, Px44, 6G2C11, F779
anti-EC2 [2]
PVB28, AK19
anti-EC3 [2]
AK18
anti-EC4 [2]
P2C1, P5D4, P5B6, P3A6, P5E4
Costimulatory
Domains
DSG3-CAART

1. Ohyama, Bungo, et al. "Epitope spreading is rarely found in pemphigus vulgaris by large-scale longitudinal study using desmoglein 2–based swapped molecules." Journal of investigative dermatology 132.4 (2012): 1158-1168.
2. Antibodies that target the specific extracellular domain are shown below each extracellular domain.

Cabaletta Bio® 15

DSG3-CAART preclinical data[1,2]

No evidence of toxicity at clinically relevant doses with selective and specific target engagement

	INDICATOR	RESULTS
Tolerability	*In vitro* off-target toxicity	No specific cytotoxicity at clinically relevant cell numbers vs FcγR-expressing cells No confirmed interactions with human membrane proteins
Tolerability	*In vivo* off-target toxicity	No off-target effects detected at clinically relevant doses
Target Engagement	Anti-DSG3 autoantibody titer	Serologic 'remission' – dose-dependent elimination of anti-DSG3 B cells and antibodies
Target Engagement	CAAR T cell engraftment	Dose-dependent increase in CAAR-positive cells observed via flow cytometry
Target Engagement	Tissue blistering	Histologic 'remission' – no blistering of oral mucosa
Target Engagement	Anti-DSG3 hybridoma outgrowth	Significantly delayed outgrowth despite soluble anti-DSG antibodies

1. Ellebrecht, Christoph T., et al. "Reengineering chimeric antigen receptor T cells for targeted therapy of autoimmune disease." Science 353.6295 (2016): 179-184.
2. Lee, Jinmin, et al. "Antigen-specific B-cell depletion for precision therapy of mucosal pemphigus vulgaris." The Journal of Clinical Investigation (2020).

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DesCAARTes™:

Phase 1 clinical trial in mucosal-dominant PV (mPV) patients

Open-label study to determine the maximum tolerated dose & fractionation of DSG3-CAART

Major Inclusion Criteria

- Age: ≥18
- Inadequately managed by standard immunosuppressive therapies
- Confirmed diagnosis
- Active disease
- Anti-DSG3 antibody positive

Major Exclusion Criteria

- Rituximab recently administered
- Prednisone > 0.25mg/kg/day
- Other autoimmune disorder requiring immunosuppressive therapies
- Recent investigational treatment
- ALC < 1,000 at screening

SCREENING PERIOD → TREATMENT PERIOD (1-3 WEEKS) → FOLLOWED (2-4 WEEKS) → Next Patient

Part	Cohort	# Subjects
A – Dose Escalation Fractionated infusion at increasing dose levels	A1-A4	3 (+3) per cohort
B – Dose Consolidation Consolidating selected dose fractions into a single infusion	B1-B2	3 (+3) per cohort
C – Expansion[1] Expanded subject enrollment at final selected dose	C	~12
	Total	**~30 (+18)**

Study Endpoint & Objectives

Primary Endpoint: Adverse Events, including Dose Limiting Toxicity (DLT)

- DLTs include any grade 3 or 4 CRS or neurotoxicity, or any grade 2 CRS or neurotoxicity that failed to improve to ≤ Grade 1 or baseline within 7 days

Secondary Objectives: **DSG3 ELISA titer changes**, rate of/time to/duration of remission, manufacturing success rate, CAAR T expansion/persistence

1. FDA has requested, and the Company has agreed, that we will share data from part A to inform a discussion on the optimal design of part C. According to FDA advice, the submission of part A data is not gating to planned enrollment in part B.

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17

DesCAARTes™ clinical trial assessments and timeframes

Safety assessed acutely (Day 8) and at 3 months, with data on potential target engagement by 6 months

8-10 weeks from screening to infusion

Pre-infusion visit	**DSG3-CAART INFUSION**	Acute safety data	DLT observation window*	Primary safety endpoint	**Data on target engagement**	Efficacy	Long-term follow-up
Day -7 to -3		Day 8	Day 28	3 Months	6 Months	3 Years	15 Years

Day 8 acute safety data

Monitors for key risks:

- CRS / neurotoxicity
- Impact of soluble antibody
- Other adverse events

Primary safety endpoint at 3 months

Potential for disease flare during planned steroid taper

Target engagement to be assessed by declining anti-DSG3 titers[1,2]

- We believe initial signal would be evidenced by a consistent ~20% or more reduction in anti-DSG3 titers within a patient. More robust decline expected with greater target engagement
- Translational program evaluating potential for *in vivo* expansion and threshold dose effect[3,4]

Other key potential efficacy measures[2]

- Disease activity (clinical)
- Steroid / immunosuppressive use

** Clearance of 28-day observation window without DLTs required to initiate next dosing cohort.*

1. Spindler, Volker, et al. "Mechanisms causing loss of keratinocyte cohesion in pemphigus." Journal of Investigative Dermatology 138.1 (2018): 32-37.
2. This information represents data that we believe can be used to inform potential efficacy endpoints in future clinical development.
3. Dasyam, Nathaniel, Philip George, and Robert Weinkove. "Chimeric antigen receptor T-cell therapies: Optimising the dose." British journal of clinical pharmacology 86.9 (2020): 1678-1689.
4. Raje, Noopur, et al. "Anti-BCMA CAR T-cell therapy bb2121 in relapsed or refractory multiple myeloma." New England Journal of Medicine 380.18 (2019): 1726-1737.

Cabaletta Bio®
18

Promising initial safety profile for all 3 patients dosed with DSG3-CAART in the 1st trial cohort No DLTs observed to date in 1st cohort of DesCAARTes™ trial Up to Wk -18 Wk -18 to -1 Day -7 to -3 Pre-infusion visit 5 Months 6 Months Data on target engagement Day 8 Acute safety data 8-10 weeks from screening to infusion DSG3-CAART INFUSION Day 28 DLT observation window No clinically meaningful adverse events in any subject to date 3 Months Primary safety endpoint Clearance of 28-day DLT observation window for Subject 3 will trigger progression to next cohort No evidence of DLTs to date, as far out as 5 months No evidence of clinically relevant AEs at 8 days COHORT A1: 3 patients received fractionated dose of 20M cells

100% success rate for manufacturing of DSG3-CAART cells in DesCAARTes™ trial to date Manufactured DSG3-CAART cells exhibit target elimination in vitro Manufacturing partnership with Penn is delivering necessary quality & capacity for the clinical trial requirements 2.5:1 1.25:1 0.625:1 0:1 (Target cells only) Samples run in triplicate 1 × 105 target cells per well Effector:Target Ratio DSG3-CAART cells successfully engage & eliminate DSG3 antibody expressing target cells in vitro

No DLTs or clinically relevant toxicities in 1st three patients to date At a 20 million cell dose, in the absence of lymphodepletion Circulating anti-DSG3 antibodies present in all patients at infusion Patients 1 and 2 have completed the 28-day DLT monitoring period DSG3-CAART was observed at low levels via qPCR in both patients Patient 3 has completed the acute safety period (1st 8-days post-infusion) Evaluation for DSG3-CAART has not yet occurred Initial clinical safety profile in 1st cohort informed by several factors Future topline target engagement data to be disclosed on a cohort-by-cohort basis Target engagement in the 1st cohort possible, but not expected Topline target engagement data on 1st cohort to be reported in 2H21

Dose of CAART cells 2 CAART cell expansion post-infusion 3 Circulating antibody titer 4 Range of strategies to consider for targeted cell therapy approaches in patients with autoimmune diseases Potential drivers of target engagement in autoimmune disease Target cell population 0.1-1% of B cells are DSG3+ Many options exist to enhance signals of target engagement 1 Phenotype of CAART cells 6 Healthy B cell Pathogenic autoreactive B cell CAART cell 5 Number of CAARs on each T cell surface

Accelerating timelines for DesCAARTes™ trial

Strong interest by study sites, with three sites actively enrolling and many more working to open

Growing clinical site network with high investigator engagement

Penn University of Pennsylvania · Stanford Medicine · UC Davis University of California

Expanding relationships with patient advocacy organizations

IPPF International Pemphigus & Pemphigoid Foundation · NORD National Organization for Rare Disorders · MG Myasthenia Gravis Foundation of America

Opportunities to accelerate development

ORPHAN DRUG · FAST TRACK



Milestone
1Q 2021
2Q 2021
3Q 2021
4Q 2021
DSG3-CAART: Data from DesCAARTes™ Trial
Acute Safety
Target Engagement
1st cohort1
COMPLETED
2nd cohort1
2
3rd cohort1

Accelerating development & learnings from DesCAARTes™ trial to inform MuSK-CAART & future programs

1. Assumes no dose-limiting toxicities are observed during cohort and uninterrupted enrollment occurs in the trial.
2. Expect to report in 4Q21 or 1Q22.

Cabaletta Bio® 23

DSG3/1 CAART for mucocutaneous PV (mcPV)

Plan to potentially submit an IND after review of safety and target engagement data from DSG3-CAART

DSG3/1 CAARs designed for mcPV

- DSG3 and DSG1 autoantibodies
- Most severe and common form of PV (~75%)
- Mucosal blistering, plus skin erosion and blistering
- Managed with immune suppression, similar to mPV
  - High risk of relapse
  - Potential for hospitalizations and fatal infections

% of PV sera targeting each domain[1]



98%
26%
9%
4%
7%
DSG1
EC1
EC2
EC3
EC4
EC5
Cytoplasmic tail
Transmembrane Domain
DSG1 CAAR
EC1
EC2
EC3
EC4
CD137
CD3ζ

DSG1-CAART and DSG3-CAART both demonstrated specific cytotoxicity *in vitro*[2]

- Together, DSG1-CAART and DSG3-CAART demonstrated cytotoxicity towards anti-DSG3 and anti-DSG1 B cells



PF1-8-15
(anti-Dsg1 EC1)
F779
(anti-Dsg3 EC1)
% Specific lysis
0
20
40
60
80
1
3
10
30
Effector:Target ratio
Non-transduced
Dsg3 EC1-4
Dsg1 EC1-4
Dsg3 + Dsg1
CART19

1. Ohyama, Bungo, et al. "Epitope spreading is rarely found in pemphigus vulgaris by large-scale longitudinal study using desmoglein 2–based swapped molecules." Journal of investigative dermatology 132.4 (2012): 1158-1168.
2. As presented at the 2018 International Investigative Dermatology conference.

Cabaletta Bio® 24

MuSK-CAART for patients with MuSK myasthenia gravis

High unmet need in MuSK myasthenia gravis; a valuable CAAR target

All known extracellular domains can be included in the CAAR design

Similarities to pemphigus support clinical potential of CAAR T in MuSK MG

1. Autoantibody titers drop after rituximab[1,2]
2. Pathogenic B cells are incompletely eliminated by rituximab and persist during relapse[3]



Ig1
Ig2
Ig3
Fz

MuSK has similar modular structure and size as DSG3



MuSK MG
6.0 - 7.5%
Typically more severe
Limited treatment options
Early onset – 7:1 females
Seronegative MG
Low affinity AChR, LRP4
9%
AChR MG
Early Onset
Age <50 ; F>M
20%
65%
AChR MG
Late Onset
Age >50 ; M>F

Total US MG Prevalence: 50,000 to 80,000 patients

1. Hain, Berit, et al. "Successful treatment of MuSK antibody–positive myasthenia gravis with rituximab." Muscle & Nerve: Official Journal of the American Association of Electrodiagnostic Medicine 33.4 (2006): 575-580.
2. Illa, Isabel, et al. "Sustained response to Rituximab in anti-AChR and anti-MuSK positive Myasthenia Gravis patients." Journal of neuroimmunology 201 (2008): 90-94.
3. Jiang, Ruoyi, et al. "Single-cell repertoire tracing identifies rituximab-resistant B cells during myasthenia gravis relapses." JCI insight 5.14 (2020).

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MuSK-CAART showed *in vitro* selective & specific target engagement[1]

Additional *in vitro* studies demonstrated no confirmed off-target toxicity observed with MuSK-CAART to date



Ig1
Ig2
Ig3
Fz

MuSK-CAART

MuSK-CAART cytotoxicity[3]



150
100
50
0
-50
% specific lysis
NTD2
MuSK-CAART
Non target
Ig1 target
Ig2 target
Ig3 target
Fz target

Pro-inflammatory cytokine production[3]



4000
3000
2000
1000
0
hIFNγ (pg/ml)
NTD2
MuSK-CAART
Non target
Ig1 target
Ig2 target
Ig3 target
Fz target

MuSK-CAART observed to be specific for anti-MuSK antibody expressing cells *in vitro*

- No off-target toxicity observed *in vitro*
  - ~6,000 human membrane proteins evaluated
- No on-target toxicity observed *in vitro*
  - Cellular assays to evaluate cytotoxicity against native ligand LRP4

MuSK-CAART program on track for IND filing in 2H 2021

1. https://cabalettabio.com/technology/posters-publications.
2. NTD = non transduced T cell control against the same target cells
3. Target cells are the pre B cell line, Nalm-6, genetically modified to express anti-MuSK antibodies specific for one of the MuSK domains, Ig1, Ig2, Ig3, or Fz

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MuSK-CAART demonstrated specific *in vivo* target engagement[1]

MuSK-CAART eliminated anti-MuSK target cells[2] in an animal model where CART19 cells were a positive control



NTD
MuSK CAAR
CART19
DSG3 EC1-3
Day 1
Day 3
Day 5
Day 7
Day 13
2.0e6
5.0e4
2.0e6
3.0e5
(Radiance)
Negative control
Positive control
Negative control



Day 4:
T cell injection
Photon counts (Photon/sec)
10^{11}
10^{10}
10^{9}
10^{8}
10^{7}
10^{6}
10^{5}
1
3
5
7
9
11
13
Day
MuSK-CAART
CART19
DSG3 EC1-3
NTD

1. https://cabalettabio.com/technology/posters-publications.
2. Target cells represent a B cell tumor line (CD19 positive) that has been modified to express the anti-MuSK antibody.

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PLA2R-CAART for patients with PLA2R-associated membranous nephropathy

Discovery-stage CAART program in membranous nephropathy

Primary MN is an immune-mediated kidney disease with anti-PLA2R antibodies in ~75% of patients

Membranous nephropathy (MN) is a type of glomerular disease that causes nephrotic syndrome and may lead to kidney failure

Accumulating evidence of a correlation between PLA2R antibodies and disease activity, remission and relapse in primary MN

1. PLA2R autoantibody levels routinely used as diagnostic and prognostic markers
2. Autoantibody titer shown to precede and rise rapidly before clinical manifestations
3. Co-localization of antigen & PLA2R antibodies at site of damage in kidney



N
Cys-R
FNII
CTLD
1
2
3
4
5
6
7
8
C

PLA2R+ MN is attractive for CAAR development

- Single pass transmembrane protein with distinct immunogenic regions
- Epitopes are well-defined
- IgG4-dominant disease, similar to PV and MuSK MG

Multiple lead candidates containing the main immunogenic epitopes demonstrate specific target engagement and cytolytic activity; lead product candidate being confirmed

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Opportunity to develop antigen-targeted therapy to address significant unmet need Changing treatment paradigm highlights the role of B cells in disease High unmet need despite B cell-depleting therapies Rituximab increasing 1st line for medium to high-risk pts 1/3 cure; 1/3 relapse; 1/3 fail1 Relapse of nephrotic syndrome occurs within 2-4 years Preceded by return of B cells & PLA2R autoantibodies Patients with higher anti-PLA2R levels at baseline and with epitope spreading less likely to respond to rituximab Up to 30% of diagnosed patients develop ESRD PLA2R antibody levels correlate with proteinuria, a commonly used surrogate endpoint Anti-PLA2R levels Proteinuria MENTOR trial results: Antibody levels & proteinuria by group in patients with complete or partial remission at month 24 Accelerated rituximab clearance secondary to renal damage in patients with MN thought to be a major driver of limited drug effect.

Potential addressable market for PLA2R-CAART

Eligible population prevalence of ~4,000 to 8,000 patients & annual incidence of ~700 to 1,400 patients


U.S. Prevalence
U.S. Annual Incidence
~20,000
Membranous nephropathy
~3,300
~15,000
Primary MN
(75%)
~2,475
~11,000
PLA2R autoantibodies
(70-80%)
~1,860
~8,000
Rituximab-eligible
Medium to high risk
(~75%)
~1,400
Rituximab-eligible
~4,000 patients
Relapsed/ refractory to rituximab
Rituximab outcomes
• Remission in 1-2 years in ~70% of patients
• ~33% of responders relapse within 2-4 years
700 patients
Relapsed/ refractory to rituximab

Confidential Cabaletta Bio® 32

Consistent progress on PLA2R-CAART program Epitope mapping to determine regions targeted by autoantibodies Optimize CAAR construct / design with the goal of selectively ablating reactive B cells Preclinical in vitro and in vivo testing to evaluate efficacy and safety Scientific, clinical and commercial assessment to inform product candidate development Vector & Clinical Cell manufacturing Clinical trials Rapid advancement through CABA development engine with near-term planned interactions with FDA PLA2R-CAART Pre-IND meeting with FDA planned in 2H 2021

Manufacturing

Three-stage approach allows for efficient allocation of capital while leveraging experienced partners Manufacturing strategy Penn-sponsored CD19 CAR IND CMC data has been cross-referenced in DSG3-CAART IND to provide additional data reflecting alignment. Stage 3: Cabaletta Facility Commercialization & Scale-Up Data-gated investment Stage 1: Penn DSG3-CAART Phase 11 Stage 2: CDMOs & CABA Process MuSK-CAART Phase 1 Cell processing capacity secured through Penn partnership SOPs previously used to develop an FDA approved product Clinical vector validated CDMOs for vector and cell processing with commercial support capabilities Build out Cabaletta-owned manufacturing facility 2021 – 2019 –

Parallel steps in manufacturing process[1] for CAR T vs CAAR T

Vector production and cell processing are key risks mitigated by strategy, partnership, process and people


Vector Production
Apheresis Collection of T cells
T Cell Activation
Transduction
CAAR T Expansion
Concentration, Washing and Formulation

Utilizing a clinically validated CART19 cell manufacturing process mitigates risks

- Cross referenced Penn CART19 IND including CMC process[1]
- Penn process, not Novartis process, avoiding Kymriah release challenges[2]
- Engineering runs have demonstrated efficient manufacture of DSG3-CAART cells from PV patients[3]

Multiple runs contractually secured each month at Penn

- Subject to future COVID-19 impact

DSG3 vector supply validated and secured

1. Penn-sponsored CD19 CAR IND CMC data has been cross-referenced in DSG3-CAART IND to provide additional data.
2. Manufacturing challenges were due to release specifications: https://www.biopharmadive.com/news/novartis-hits-car-t-manufacturing-snag-as-kymriah-sales-disappoint/528202/.
3. T cells isolated from patients with a range of treatment regimens of low to high intensity were tested; the highest intensity regimen and patients with ALC<1000 cells/uL expanded less well and will be excluded from the trial design.

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Corporate Summary

SCIENTIFIC ADVISORY BOARD Leadership team Aimee Payne, M.D., Ph.D. Co-Founder and Co-Chair Michael C. Milone, M.D., Ph.D. Co-Founder and Co-Chair Jay Siegel, M.D. LEADERSHIP TEAM Steven Nichtberger, M.D. President, CEO & Chairman Anup Marda Chief Financial Officer Arun Das, M.D. Executive Director BD Gwendolyn Binder, Ph.D. EVP Science & Technology David J. Chang, M.D., M.P.H. Chief Medical Officer J. Brian Stalter, J.D. General Counsel Martha O’Connor Chief HR Officer Iain McInnes, PhD, FRCP, FRSE, FMedSci Carl June, M.D.

Updated 2021 anticipated milestones Milestone 1Q 2021 2Q 2021 3Q 2021 4Q 2021 DSG3-CAART: Data from DesCAARTes™ Trial 1st cohort1 2nd cohort1 3rd cohort1 MuSK-CAART Validate manufacturing process with CMO partner MuSK-CAART IND filing PLA2R-CAART Pre-IND meeting with FDA COMPLETED Acute Safety Target Engagement Assumes no dose-limiting toxicities are observed during cohort and uninterrupted enrollment occurs in the trial. Expect to report in 4Q21 or 1Q22. 2

Cabaletta Today Leveraging a clinically validated CAR T platform as a novel approach to treating autoimmune diseases aiming to provide: Deep and durable responses, potentially cures, for autoimmune patients Highly specific, targeted therapy designed to eliminate only pathogenic B cells Target engagement based on strength of biological rationale, deep understanding of translational data and many ways to deliver on the promise for patients Multiple potential near-term clinical data catalysts with potential for pipeline read-through Acute safety, target engagement, clinical responses Expanding network of academic & industry partners to enhance platform

Corporate Presentation May 2021